Third Point Reinsurance Ltd.

Financial Supplement
December 31, 2017

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Annual Report on Form 10-K.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade or withdrawal of ratings by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; dependence on Third Point LLC to implement our investment strategy; decline in revenue due to poor performance of our investment portfolio; risks associated with our investment strategy being greater than those faced by competitors; termination by Third Point LLC of our investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of our investment portfolio; trading restrictions being placed on our investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on our investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended December 31, 2017 and 2016	Page 7
Segment Reporting - Twelve months ended December 31, 2017 and 2016	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 11

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 12
Net Investment Return by Investment Strategy - by Quarter	Page 13

Other
General and Administrative Expenses - by Quarter	Page 14
Basic Book Value per Share and Diluted Book Value per Share - by Quarter	Page 15
Earnings (Loss) per Share - by Quarter	Page 16
Return on Beginning Shareholders’ Equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
December 31, 2017 and 2016
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(9,234)	$(9,514)	$(42,560)	$(50,052)
Combined ratio (1)	107.1%	105.0%	107.7%	108.5%

Key investment return metrics:
Net investment income (loss)	$67,150	$(35,767)	$391,953	$98,825
Net investment return on investments managed by Third Point LLC	2.7%	(1.7)%	17.7%	4.2%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$16.33	$13.57	$16.33	$13.57
Diluted book value per share (2) (3)	$15.65	$13.16	$15.65	$13.16
Increase in diluted book value per share (2)	2.7%	(2.9)%	18.9%	2.4%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	2.8%	(3.2)%	20.1%	2.0%
Invested asset leverage (3)	1.56	1.55	1.56	1.55

(1)	Refer to accompanying “Segment Reporting - Three and twelve months ended December 31, 2017 and 2016” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2016.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Equity securities, trading, at fair value	$2,283,050	$2,017,463	$1,941,170	$1,484,378	$1,506,854
Debt securities, trading, at fair value	675,158	656,118	702,515	921,221	1,057,957
Other investments, at fair value	37,731	30,932	29,091	72,020	82,701
Total investments in securities	2,995,939	2,704,513	2,672,776	2,477,619	2,647,512
Cash and cash equivalents	8,197	6,434	8,255	11,829	9,951
Restricted cash and cash equivalents	541,136	477,362	372,068	334,813	298,940
Due from brokers	305,093	387,786	424,163	387,102	284,591
Derivative assets, at fair value	73,372	75,781	45,110	34,122	27,432
Interest and dividends receivable	3,774	4,210	3,947	8,003	6,505
Reinsurance balances receivable	476,008	478,206	472,570	421,034	381,951
Deferred acquisition costs, net	258,793	223,091	203,193	220,754	221,618
Other assets	9,482	11,464	14,648	14,079	17,144
Total assets	$4,671,794	$4,368,847	$4,216,730	$3,909,355	$3,895,644
Liabilities
Accounts payable and accrued expenses	$34,632	$24,580	$17,929	$11,509	$10,321
Reinsurance balances payable	41,614	54,654	65,456	51,173	43,171
Deposit liabilities	129,133	126,491	105,208	105,778	104,905
Unearned premium reserves	649,518	615,375	547,815	565,243	557,076
Loss and loss adjustment expense reserves	720,570	699,369	678,459	625,786	605,129
Securities sold, not yet purchased, at fair value	394,278	405,845	265,667	217,836	92,668
Securities sold under an agreement to repurchase	29,618	—	—	16,524	—
Due to brokers	770,205	602,230	777,179	639,320	899,601
Derivative liabilities, at fair value	14,503	17,280	11,949	10,839	16,050
Performance fee payable to related party	—	73,210	53,455	30,857	—
Interest and dividends payable	4,275	1,917	3,838	2,361	3,443
Senior notes payable, net of deferred costs	113,733	113,688	113,643	113,599	113,555
Total liabilities	2,902,079	2,734,639	2,640,598	2,390,825	2,445,919
Commitments and contingent liabilities
Redeemable noncontrolling interests in related party (1)	108,219	16,813	—	—	—
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,723	10,738	10,733	10,718	10,650
Treasury shares	(48,253)	(48,253)	(48,253)	(26,273)	(7,389)
Additional paid-in capital	1,099,599	1,099,998	1,098,857	1,096,828	1,094,568
Retained earnings	594,020	549,671	494,986	420,408	316,222
Shareholders’ equity attributable to Third Point Re common shareholders	1,656,089	1,612,154	1,556,323	1,501,681	1,414,051
Noncontrolling interests in related party (1)	5,407	5,241	19,809	16,849	35,674
Total shareholders’ equity	1,661,496	1,617,395	1,576,132	1,518,530	1,449,725
Total liabilities, noncontrolling interests and shareholders' equity	$4,671,794	$4,368,847	$4,216,730	$3,909,355	$3,895,644

(1)
During the quarter ended September 30, 2017, the Company identified that a portion of its noncontrolling interest was redeemable.  This portion of the noncontrolling interests had previously been presented in noncontrolling interests in related party within shareholders’ equity when it should have been presented in the mezzanine section of the consolidated balance sheet as redeemable noncontrolling interests in related party.  As of December 31, 2016, $31.2 million of the noncontrolling interest in related party should have been presented in the mezzanine section of the consolidated balance sheet as redeemable noncontrolling interests in related party.  Although this impacted total shareholders’ equity, it did not impact shareholders’ equity attributable to Third Point Re common shareholders or retained earnings.  In addition, this change did not impact the condensed consolidated statements of income, earnings per share or condensed consolidated statement of cash flows.  The Company has evaluated the effect of the incorrect presentation, both qualitatively and quantitatively, and concluded that it did not have a material impact on, nor require amendment of, any previously filed annual or quarterly consolidated financial statements.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Revenues
Gross premiums written	$164,163	$80,779	$641,620	$617,374
Gross premiums ceded	75	27	(2,475)	(2,325)
Net premiums written	164,238	80,806	639,145	615,049
Change in net unearned premium reserves	(34,722)	111,277	(92,087)	(24,859)
Net premiums earned	129,516	192,083	547,058	590,190
Net investment income (loss) before management and performance fees to related parties	94,682	(32,552)	522,664	158,532
Management and performance fees to related parties	(27,532)	(3,215)	(130,711)	(59,707)
Net investment income (loss)	67,150	(35,767)	391,953	98,825
Total revenues	196,666	156,316	939,011	689,015
Expenses
Loss and loss adjustment expenses incurred, net	99,509	122,110	370,058	395,932
Acquisition costs, net	31,837	76,854	188,904	222,150
General and administrative expenses	14,299	5,482	53,103	39,367
Other expenses	3,822	2,161	12,674	8,387
Interest expense	2,074	2,068	8,225	8,231
Foreign exchange (gains) losses	2,067	(5,162)	12,300	(19,521)
Total expenses	153,608	203,513	645,264	654,546
Income (loss) before income tax (expense) benefit	43,058	(47,197)	293,747	34,469
Income tax (expense) benefit	2,104	272	(11,976)	(5,593)
Net income (loss)	45,162	(46,925)	281,771	28,876
Net (income) loss attributable to noncontrolling interests in related party	(813)	232	(3,973)	(1,241)
Net income (loss) available to Third Point Re common shareholders	$44,349	$(46,693)	$277,798	$27,635
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.44	$(0.45)	$2.71	$0.26
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.42	$(0.45)	$2.64	$0.26
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	101,405,772	104,072,283	102,264,094	104,060,052
Diluted	105,524,115	104,072,283	105,227,038	105,563,784

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Gross premiums written	$164,163	$174,539	$156,564	$146,354	$80,779
Gross premiums ceded	75	—	(1,425)	(1,125)	27
Net premiums written	164,238	174,539	155,139	145,229	80,806
Change in net unearned premium reserves	(34,722)	(68,564)	18,419	(7,220)	111,277
Net premiums earned	129,516	105,975	173,558	138,009	192,083
Net investment income (loss) before management and performance fees to related parties	94,682	119,516	140,631	167,835	(32,552)
Management and performance fees to related parties	(27,532)	(30,548)	(33,306)	(39,325)	(3,215)
Net investment income (loss)	67,150	88,968	107,325	128,510	(35,767)
Total revenues	196,666	194,943	280,883	266,519	156,316
Expenses
Loss and loss adjustment expenses incurred, net	99,509	77,275	107,379	85,895	122,110
Acquisition costs, net	31,837	33,974	68,641	54,452	76,854
General and administrative expenses	14,299	13,218	15,014	10,572	5,482
Other expenses	3,822	3,846	2,105	2,901	2,161
Interest expense	2,074	2,074	2,051	2,026	2,068
Foreign exchange (gains) losses	2,067	5,437	4,781	15	(5,162)
Total expenses	153,608	135,824	199,971	155,861	203,513
Income (loss) before income tax (expense) benefit	43,058	59,119	80,912	110,658	(47,197)
Income tax (expense) benefit	2,104	(3,475)	(5,307)	(5,298)	272
Net income (loss)	45,162	55,644	75,605	105,360	(46,925)
Net income (loss) attributable to noncontrolling interests in related party	(813)	(959)	(1,027)	(1,174)	232
Net income (loss) available to Third Point Re common shareholders	$44,349	$54,685	$74,578	$104,186	$(46,693)
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.44	$0.54	$0.73	$1.00	$(0.45)
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.42	$0.52	$0.71	$0.98	$(0.45)
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	101,405,772	101,391,145	102,283,844	104,013,871	104,072,283
Diluted	105,524,115	104,679,574	104,569,226	105,701,599	104,072,283

(1) Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended December 31, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Three months ended December 31, 2017			Three months ended December 31, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$164,163	$—	$164,163	$80,779	$—	$80,779
Gross premiums ceded	75	—	75	27	—	27
Net premiums written	164,238	—	164,238	80,806	—	80,806
Change in net unearned premium reserves	(34,722)	—	(34,722)	111,277	—	111,277
Net premiums earned	129,516	—	129,516	192,083	—	192,083
Expenses
Loss and loss adjustment expenses incurred, net	99,509	—	99,509	122,110	—	122,110
Acquisition costs, net	31,837	—	31,837	76,854	—	76,854
General and administrative expenses	7,404	6,895	14,299	2,633	2,849	5,482
Total expenses	138,750	6,895	145,645	201,597	2,849	204,446
Net underwriting loss	(9,234)	n/a	n/a	(9,514)	n/a	n/a
Net investment income (loss)	20,578	46,572	67,150	(15,937)	(19,830)	(35,767)
Other expenses	(3,822)	—	(3,822)	(2,161)	—	(2,161)
Interest expense	—	(2,074)	(2,074)	—	(2,068)	(2,068)
Foreign exchange gains (losses)	—	(2,067)	(2,067)	—	5,162	5,162
Income tax benefit	—	2,104	2,104	—	272	272
Net (income) loss attributable to noncontrolling interests in related party	—	(813)	(813)	—	232	232
Segment income (loss)	$7,522	$36,827		$(27,612)	$(19,081)
Net income (loss) available to Third Point Re common shareholders			$44,349			$(46,693)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	76.8%			63.6%
Acquisition cost ratio	24.6%			40.0%
Composite ratio	101.4%			103.6%
General and administrative expense ratio	5.7%			1.4%
Combined ratio	107.1%			105.0%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Twelve months ended December 31, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Twelve months ended December 31, 2017			Twelve months ended December 31, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$641,620	$—	$641,620	$617,374	$—	$617,374
Gross premiums ceded	(2,475)	—	(2,475)	(2,325)	—	(2,325)
Net premiums written	639,145	—	639,145	615,049	—	615,049
Change in net unearned premium reserves	(92,087)	—	(92,087)	(24,859)	—	(24,859)
Net premiums earned	547,058	—	547,058	590,190	—	590,190
Expenses
Loss and loss adjustment expenses incurred, net	370,058	—	370,058	395,932	—	395,932
Acquisition costs, net	188,904	—	188,904	222,150	—	222,150
General and administrative expenses	30,656	22,447	53,103	22,160	17,207	39,367
Total expenses	589,618	22,447	612,065	640,242	17,207	657,449
Net underwriting loss	(42,560)	n/a	n/a	(50,052)	n/a	n/a
Net investment income	114,435	277,518	391,953	16,931	81,894	98,825
Other expenses	(12,674)	—	(12,674)	(8,387)	—	(8,387)
Interest expense	—	(8,225)	(8,225)	—	(8,231)	(8,231)
Foreign exchange gains (losses)	—	(12,300)	(12,300)	—	19,521	19,521
Income tax expense	—	(11,976)	(11,976)	—	(5,593)	(5,593)
Net income attributable to noncontrolling interests in related party	—	(3,973)	(3,973)	—	(1,241)	(1,241)
Segment income (loss)	$59,201	$218,597		$(41,508)	$69,143
Net income available to Third Point Re common shareholders			$277,798			$27,635

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	67.6%			67.1%
Acquisition cost ratio	34.5%			37.6%
Composite ratio	102.1%			104.7%
General and administrative expense ratio	5.6%			3.8%
Combined ratio	107.7%			108.5%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Gross premiums written	$164,163	$174,539	$156,564	$146,354	$80,779
Gross premiums ceded	75	—	(1,425)	(1,125)	27
Net premiums written	164,238	174,539	155,139	145,229	80,806
Change in net unearned premium reserves	(34,722)	(68,564)	18,419	(7,220)	111,277
Net premiums earned	129,516	105,975	173,558	138,009	192,083
Expenses
Loss and loss adjustment expenses incurred, net	99,509	77,275	107,379	85,895	122,110
Acquisition costs, net	31,837	33,974	68,641	54,452	76,854
General and administrative expenses	7,404	7,291	9,649	6,312	2,633
Total expenses	138,750	118,540	185,669	146,659	201,597
Net underwriting loss	(9,234)	(12,565)	(12,111)	(8,650)	(9,514)
Net investment income (loss)	20,578	26,531	31,206	36,120	(15,937)
Other expenses	(3,822)	(3,846)	(2,105)	(2,901)	(2,161)
Segment income (loss)	$7,522	$10,120	$16,990	$24,569	$(27,612)

Underwriting ratios (1)
Loss ratio	76.8%	72.9%	61.9%	62.2%	63.6%
Acquisition cost ratio	24.6%	32.1%	39.5%	39.5%	40.0%
Composite ratio	101.4%	105.0%	101.4%	101.7%	103.6%
General and administrative expense ratio	5.7%	6.9%	5.6%	4.6%	1.4%
Combined ratio	107.1%	111.9%	107.0%	106.3%	105.0%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	6,895	5,927	5,365	4,260	2,849
Total expenses	6,895	5,927	5,365	4,260	2,849
Net investment income (loss)	46,572	62,437	76,119	92,390	(19,830)
Interest expense	(2,074)	(2,074)	(2,051)	(2,026)	(2,068)
Foreign exchange gains (losses)	(2,067)	(5,437)	(4,781)	(15)	5,162
Income tax (expense) benefit	2,104	(3,475)	(5,307)	(5,298)	272
Net (income) loss attributable to noncontrolling interests in related party	(813)	(959)	(1,027)	(1,174)	232
Segment income (loss)	$36,827	$44,565	$57,588	$79,617	$(19,081)

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Line and Type of Business
Property	$145,817	$(3)	$(8,827)	$12	$34,620

Workers Compensation	995	19,688	6,520	5,991	(1,690)
Auto	5,790	7,980	9,415	20,239	6,065
Other Casualty	(349)	133,442	(927)	60,975	21,529
Casualty	6,436	161,110	15,008	87,205	25,904

Credit & Financial Lines	9,486	6,033	(906)	19,711	13,177
Multi-line	2,424	949	20,866	39,426	6,691
Other Specialty	—	6,450	21,072	—	387
Specialty	11,910	13,432	41,032	59,137	20,255

Total prospective reinsurance contracts	$164,163	$174,539	$47,213	$146,354	$80,779
Retroactive reinsurance contracts (1)	—	—	109,351	—	—
Total property and casualty reinsurance segment	$164,163	$174,539	$156,564	$146,354	$80,779

(1) In the three months ended December 31, 2017, the Company revised its premiums disclosure to present retroactive reinsurance contracts as a separate line of business. Retroactive reinsurance contracts consist of loss portfolio transfers, adverse development covers and other forms of reserve reinsurance providing indemnification of loss and loss adjustment expense reserves with respect to past loss events. These contracts can include one or multiple lines of business and have components of both prospective and retroactive exposure.

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Total investments in securities	$2,995,097	$2,703,605	$2,671,218	$2,451,029	$2,619,839
Cash and cash equivalents	8	449	10	6	5
Restricted cash and cash equivalents	541,136	477,362	372,068	334,813	298,940
Due from brokers	305,093	387,786	424,163	387,102	284,591
Derivative assets, at fair value	73,372	75,781	45,110	34,122	27,432
Interest and dividends receivable	3,774	4,210	3,947	8,003	6,505
Total assets	$3,918,480	$3,649,193	$3,516,516	$3,215,075	$3,237,312
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$5,137	$2,674	$2,107	$1,889	$1,374
Securities sold, not yet purchased	394,278	405,845	265,667	217,836	92,668
Securities sold under an agreement to repurchase	29,618	—	—	16,524	—
Due to brokers	770,205	602,230	777,179	639,320	899,601
Derivative liabilities, at fair value	14,503	17,280	11,949	10,839	16,050
Performance fee payable to related party	—	73,210	53,455	30,857	—
Interest and dividends payable	1,218	891	817	1,347	386
Total noncontrolling interests in related party	113,626	22,054	19,809	16,849	35,674
Total liabilities and noncontrolling interests in related party	1,328,585	1,124,184	1,130,983	935,461	1,045,753
Total net investments managed by Third Point LLC	$2,589,895	$2,525,009	$2,385,533	$2,279,614	$2,191,559

Net investments - Capital	$1,843,217	$1,794,411	$1,737,638	$1,666,924	$1,595,874
Net investments - Float	746,678	730,598	647,895	612,690	595,685
Total net investments managed by Third Point LLC	$2,589,895	$2,525,009	$2,385,533	$2,279,614	$2,191,559

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016

Long
Equity	4.5%	3.5%	6.5%	6.4%	(2.1)%
Credit	0.1%	0.5%	(0.3)%	0.4%	(0.1)%
Other	(0.3)%	0.9%	0.2%	0.8%	0.3%
	4.3%	4.9%	6.4%	7.6%	(1.9)%

Short
Equity	(1.5)%	(0.9)%	(1.1)%	(1.2)%	(0.5)%
Credit	—%	(0.1)%	(0.3)%	(0.2)%	0.3%
Other	(0.1)%	(0.3)%	(0.5)%	(0.4)%	0.4%
	(1.6)%	(1.3)%	(1.9)%	(1.8)%	0.2%

Net
Equity	3.0%	2.6%	5.4%	5.2%	(2.6)%
Credit	0.1%	0.4%	(0.6)%	0.2%	0.2%
Other	(0.4)%	0.6%	(0.3)%	0.4%	0.7%
	2.7%	3.6%	4.5%	5.8%	(1.7)%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Payroll and related	$9,686	$9,613	$10,515	$5,283	$(182)
Share compensation expenses	(415)	640	1,544	1,830	2,342
Legal and accounting	1,471	1,040	1,033	1,038	1,421
Travel and entertainment	1,953	532	727	737	768
IT related	381	329	82	585	66
Occupancy	249	265	259	256	251
Corporate insurance	179	196	212	226	211
Board of director and related	179	175	150	177	146
Credit facility fees	188	112	110	24	103
Other general and administrative expenses	428	316	382	416	356
	$14,299	$13,218	$15,014	$10,572	$5,482

Third Point Reinsurance Ltd.
Basic Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,656,089	$1,612,154	$1,556,323	$1,501,681	$1,414,051
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	51,422	54,572	51,930	52,430	52,930
Diluted book value per share numerator:	$1,754,023	$1,713,238	$1,654,765	$1,600,623	$1,513,493
Basic and diluted book value per share denominator:
Common shares outstanding	103,282,427	103,438,485	103,387,683	105,004,444	105,856,531
Unvested restricted shares	(1,873,588)	(2,038,750)	(2,047,855)	(1,953,824)	(1,682,783)
Basic book value per share denominator:	101,408,839	101,399,735	101,339,828	103,050,620	104,173,748
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,123,531	5,332,833	5,174,333	5,224,333	5,274,333
Effect of dilutive restricted shares issued to directors and employees	905,412	1,061,412	1,127,928	1,103,140	878,529
Diluted book value per share denominator:	112,088,945	112,445,143	112,293,252	114,029,256	114,977,773

Basic book value per share (1)	$16.33	$15.90	$15.36	$14.57	$13.57
Diluted book value per share (1)	$15.65	$15.24	$14.74	$14.04	$13.16

Increase (decrease) in diluted book value per share	2.7%	3.4%	5.0%	6.7%	(2.9)%

(1)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding shares, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and represents basic book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the change in basic book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	101,405,772	101,391,145	102,283,844	104,013,871	104,072,283
Dilutive effect of options	1,945,154	1,536,419	1,084,217	781,568	—
Dilutive effect of warrants	1,762,242	1,416,696	988,830	722,816	—
Dilutive effect of restricted shares with service and performance condition	410,947	335,314	212,335	183,344	—
Diluted number of common shares outstanding	105,524,115	104,679,574	104,569,226	105,701,599	104,072,283

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$44,349	$54,685	$74,578	$104,186	$(46,693)
Net income allocated to Third Point Re participating common shareholders	(23)	(55)	(71)	(139)	—
Net income (loss) allocated to Third Point Re common shareholders	$44,326	$54,630	$74,507	$104,047	$(46,693)

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.44	$0.54	$0.73	$1.00	$(0.45)

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$44,349	$54,685	$74,578	$104,186	$(46,693)
Net income allocated to Third Point Re participating common shareholders	(22)	(53)	(69)	(136)	—
Net income (loss) allocated to Third Point Re common shareholders	$44,327	$54,632	$74,509	$104,050	$(46,693)

Diluted earnings (loss) per share available to Third Point Re common shareholders(1)	$0.42	$0.52	$0.71	$0.98	$(0.45)

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net income (loss) available to Third Point Re common shareholders	$44,349	$54,685	$74,578	$104,186	$(46,693)
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,612,154	1,556,323	1,501,681	1,414,051	1,457,139
Impact of weighting related to shareholders’ equity from shares repurchased	—	—	(9,863)	(5,038)	—
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,612,154	$1,556,323	$1,491,818	$1,409,013	$1,457,139
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	2.8%	3.5%	5.0%	7.4%	(3.2)%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe this metric is used by investors to supplement measures of our profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.